UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 11, 2007

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01      Other Events

On May 11, 2007, in connection with Firstbank Corporation’s acquisition of ICNB Financial Corporation (“ICNB”), an Election Form and Letter of Transmittal was has been mailed to ICNB shareholders as required by the Agreement and Plan of Merger, dated February 1, 2007, as amended April 9, 2007, a copy of which was filed with the Securities and Exchange Commission on May 2, 2007 as Appendix A to Firstbank Corporation’s Form S-4/A. The Election Form and Letter of Transmittal was accompanied by the cover letter attached as Exhibit 99 hereto.

Item 9.01      Financial Statements and Exhibits

Exhibit 99	Letter from Firstbank Corporation and ICNB Financial Corporation to the shareholders of ICNB Financial Corporation dated May 11, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2007	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone —————————————— Samuel G. Stone Executive Vice President and CFO